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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): August 7, 2002


                      SOVEREIGN SPECIALTY CHEMICALS, INC.
             (Exact name of Registrant as specified in its charter)


        Delaware                     333-39373                 36-4176637
(State of Incorporation)       (Commission File No.)      (IRS Employer Number)


        225 West Washington Street, Suite 2200, Chicago, Illinois 60606
              (Address of principal executive officers)(Zip Code)



       Registrant's telephone number, including area code: (312) 419-7100

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ITEM 5. OTHER EVENTS

On August 7, 2002 Sovereign Specialty Chemicals, Inc. issued a press release to provide an update on operations of the Company. A copy of the press release is attached hereto as Exhibit 99.1. Subsequent to the issuance of the press release dated August 7, 2002, the Company revised its income tax expense to $1.4 million and $1.2 million for the three and six months ended June 30, 2002, respectively. These changes will reflect in the Company's quarterly report on Form 10-Q to be filed August 14, 2002. This revision affected net income. This revision did not affect operating income of cash flow from operations.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  Exhibits

               Exhibit 99.1 Press Release of Sovereign Specialty Chemicals, Inc. dated August 7, 2002, regarding an update on operations and announcement of a Second Quarter Conference Call.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SOVEREIGN SPECIALTY CHEMICALS, INC.
                                                (registrant)


                                     By: /s/ John R. Mellett
                                         -------------------------------
                                         John R. Mellett
                                         Vice President and
                                         Chief Financial Officer


Dated: August 13, 2002